UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2011

Cytomedix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	01-32518	23-3011702
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

209 Perry Parkway, Suite 7, Gaithersburg, MD 20877
(Address of Principal Executive Office) (Zip Code)

240-499-2680
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 3, 2011, the Audit Committee of the Board of Directors of Cytomedix, Inc., (the “Company”) determined that the financial statements for the fiscal year ended December 31, 2009, and for each of the quarters in 2009 and the first three quarters of 2010, should no longer be relied upon because of errors in such financial statements identified below.

The Company plans to amend and restate the financial statements for the fiscal periods listed above. It will file the amended and restated annual financial statements in an amended and restated 2009 Annual Report for the fiscal year ended December 31, 2009.  It will file the amended and restated quarterly financial statements for the affected interim periods by amending and restating the Company’s respective Quarterly Reports for the quarters ended March 31, June 30, and September 30, 2009, and March 31, June 30 and September 30, 2010.

The Company expects all amendments and restatements to the financial statements affected to be non-cash in nature.

The facts surrounding the foregoing determination are as follows:

(a)
The Company adopted the FASB Emerging Issues Task Force’s Issue No 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s own Stock” (“EITF 07-5”), now codified in ASC 815-40, as of January 1, 2009.  EITF 07-5 provides guidance as to assessing equity versus liability treatment and classification for equity-linked financial instruments, including stock purchase warrants.  Upon the adoption of EITF 07-5, the Company did not properly assess the impact of certain non-standard anti-dilution provisions that existed in certain then-outstanding stock purchase warrants, resulting in equity (versus liability) treatment and classification.

(b)
In 2009, the Company did not properly assess the impact of certain non-standard anti-dilution provisions that existed in stock purchase warrants issued in the August 2009 offering, resulting in equity (versus liability) treatment and classification.

(c)	As a result of the improper accounting treatment of the above-mentioned warrants, certain offering expenses were also misclassified and accounted for incorrectly.

The errors were discovered as the Company assessed the accounting treatment of the warrants issued in the offering in October 2010.  Below is a summary of the errors and their respective impact on reported derivative liabilities, stockholders’ equity, net loss to common shareholders, and net loss per common share:

	2009 Quarter to Date
	March 31	June 30	September 30	December 31
Net Loss to Common Shareholders
As reported	$(894,630)	$(890,666)	$(570,425)	$(1,097,814)
Error	$(52,241)	$(276,751)	$(105,144)	$613,503
As restated	$(946,871)	$(1,167,417)	$(675,569)	$(484,311)

Net Loss per Common Share
As reported	$(0.03)	$(0.03)	$(0.02)	$(0.03)
Error	$-	$(0.01)	$-	$0.02
As restated	$(0.03)	$(0.03)	$(0.02)	$(0.01)

	2009 Year to Date
	March 31	June 30	September 30	December 31
Net Loss to Common Shareholders
As reported	$(894,630)	$(1,785,296)	$(2,355,721)	$(3,453,535)
Error	$(52,241)	$(328,992)	$(434,136)	$179,367
As restated	$(946,871)	$(2,114,288)	$(2,789,857)	$(3,274,168)

Net Loss per Common Share
As reported	$(0.03)	$(0.05)	$(0.07)	$(0.10)
Error	$-	$(0.01)	$(0.01)	$0.01
As restated	$(0.03)	$(0.06)	$(0.08)	$(0.09)

	As of
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Derivative Liabilities
As reported	$-	$-	$-	$-
Error	$178,393	$453,176	$1,242,058	$623,853
As restated	$178,393	$453,176	$1,242,058	$623,853

	As of
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009
Stockholders' Equity
As reported	$2,336,706	$1,571,804	$2,556,900	$1,546,906
Error	$(170,517)	$(447,269)	$(1,184,358)	$(570,855)
As restated	$2,166,189	$1,124,535	$1,372,542	$976,051

	Quarter to Date
	March 31, 2010	June 30, 2010	September 30, 2010
Net Loss to Common Shareholders
As reported	$(1,064,623)	$(3,869,775)	$(1,690,186)
Error	$(6,759)	$(422,472)	$180,485
As restated	$(1,071,382)	$(4,292,247)	$(1,509,701)

Net Loss per Common Share
As reported	$(0.03)	$(0.10)	$(0.04)
Error	$-	$(0.01)	$-
As restated	$(0.03)	$(0.11)	$(0.04)

	Year to Date
	March 31, 2010	June 30, 2010	September 30, 2010
Net Loss to Common Shareholders
As reported	$(1,064,623)	$(4,934,398)	$(6,624,584)
Error	$(6,759)	$(429,231)	$(248,746)
As restated	$(1,071,382)	$(5,363,629)	$(6,873,330)

Net Loss per Common Share
As reported	$(0.03)	$(0.13)	$(0.18)
Error	$-	$(0.01)	$-
As restated	$(0.03)	$(0.14)	$(0.18)

	As of
	March 31, 2010	June 30, 2010	September 30, 2010
Derivative Liabilities
As reported	$-	$-	$-
Error	$625,909	$880,075	$696,856
As restated	$625,909	$880,075	$696,856

	As of
	March 31, 2010	June 30, 2010	September 30, 2010
Stockholders' Equity
As reported	$574,444	$2,789,522	$1,308,233
Error	$(577,614)	$(834,513)	$(654,028)
As restated	$(3,170)	$1,955,009	$654,205

In addition to the above changes, our restated financial statements will reflect changes to various line items on our balance sheets, statements of operations, statements of stockholders' equity, and statements of cash flows.

The Company has determined that the above-mentioned restatements of its financial statements resulted from a material weakness in its internal control over financial reporting, specifically related to its process and procedures related to the accounting for stock purchase warrants.  The Company has been actively engaged in developing a remediation plan to address the material weakness.  Implementation of the remediation plan is in process and consists of, among other things, redesigning the procedures to enhance its identification, capture, review, approval and recording of contractual terms included in equity arrangements.

The Company’s management and the Audit Committee discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm.  The Company intends to file its amended and restated financial statements for the affected fiscal periods with the SEC as soon as possible, but no later than January 7, 2010.

The Company also, under the supervision of its Audit Committee, inquired into the circumstances relating to the above-referenced accounting treatments to assure that there are no other financial reporting or disclosure control items that may be of concern. The results of this inquiry indicate that, apart from the adjustments discussed in this Current Report, no other adjustments to the Company’s financial statements appear necessary.

Until the Company has restated and reissued its results for the applicable periods, investors and other users of the Company’s SEC filings are cautioned not to rely on the Company’s financial statements for (i) the quarterly periods ended March 31, June 30, and September 30, 2009, (ii) the annual period ended December 31, 2009, and (iii) the quarterly periods ended March 31, June 30, and September 30, 2010.

Item 8.01                      Other Events.

 On January 6, 2011, the Company issued a press release announcing the foregoing events. The reader is advised to read this press release in its entirety. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cytomedix, Inc.

By:	/s/ Martin P. Rosendale
Martin P. Rosendale Chief Executive Officer

Date:  January 6, 2011